UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K/A
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 19, 2020
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OLD NATIONAL BANCORP
(Exact name of Registrant as specified in its charter)
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INDIANA	001-15817	35-1539838
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Main Street
Evansville,	Indiana	47708
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (800) 731-2265
________________________________________________________
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	ONB	The NASDAQ Stock Market LLC
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (s230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (s240.12b-2 of this chapter).
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Explanatory Note

This Current Report on Form 8-K/A is being furnished to correct certain information as previously reported in Item 2.02 of the Current Report on Form 8-K furnished on October 19, 2020 announcing the third quarter 2020 earnings of Old National Bancorp.

Item 2.02 Results of Operations and Financial Condition.

On October 19, 2020, Old National Bancorp (the “Company”) furnished a Current Report on Form 8-K (the “Original Form 8-K”) that included as Exhibit 99.1 a press release announcing the Company’s third quarter 2020 earnings (the “Earnings Release”). This Form 8-K/A is being filed to correct certain information included in the Earnings Release and incorporated by reference into Item 2.02 of the Original Form 8-K.

Specifically, this Form 8-K/A corrects the risk-weighted assets, tier 1 common equity ratio, regulatory tier 1 ratio, total risk-based capital ratio, and tangible common equity to risk-weighted assets ratio for the three and nine months ended September 30, 2020 as previously reported in the Earnings Release. The corrections set forth in this Form 8-K/A did not change the Company's net income for the three and nine month periods ended September 30, 2020 as reported in the Earnings Release. Other than as noted below, the information reported in the Original Form 8-K and the Earnings Release remains unchanged.

The corrections to the Earnings Release are as follows:

	As Corrected	As Originally Reported in the Earnings Release
Risk-weighted assets	$14,770,750	$14,445,341
Tier 1 common equity ratio	11.84%	12.10%
Tier 1 ratio	11.84%	12.10%
Total risk-based capital ratio	12.81%	13.10%
Tangible common equity to risk-weighted assets	12.42%	12.70%

The information in this Current Report on Form 8-K/A shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K/A shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

All information included in this Current Report on Form 8-K/A is available on the Company’s Internet site at http://www.oldnational.com.

Forward-Looking Statements

In this report, we have made various statements regarding current expectations or forecasts of future events, which speak only as of the date the statements are made. These statements are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are also made from time-to-time in press releases and in oral statements made by the officers of the Company. Forward-looking statements can be identified by the use of the words “expect,” “may,” “could,” “intend,” “project,” “estimate,” “believe,” “anticipate,” and other words of similar meaning. Such forward-looking statements are based on assumptions and estimates, which although believed to be reasonable, may turn out to be incorrect, such as statements about the potential impacts of the COVID-19 pandemic. Therefore, undue reliance should not be placed upon these estimates and statements. We cannot assure that any of these statements, estimates, or beliefs will be realized and actual results may differ from those contemplated in these “forward-looking statements.” We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise. You are advised to consult further disclosures we may make on related subjects in our filings with the SEC.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.    Description

104        Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 22, 2020

OLD NATIONAL BANCORP

By: /s/ Brendon B. Falconer
Brendon B. Falconer
Senior Executive Vice President and
Chief Financial Officer

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